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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                   Date of Report:  January 9, 1995

                      READING & BATES CORPORATION
        (Exact name of registrant as specified in its charter)

          Delaware             1-5587           73-0642271
      (State or other        (Commission     (I.R.S. Employer
      jurisdiction of       File Number)    Identification No.)
       incorporation)

           901 Threadneedle, Suite 200, Houston, TX   77079
        (Address of principal executive offices)   (Zip Code)

   Registrant's telephone number, including area code  (713) 496-5000

 Item 7. Financial Statements and Exhibits

            (c)  Exhibits

                 Exhibit 99 - Press  Release  dated December 29, 1994 - Early termination of bareboat charter of the drilling unit "SONNY VOSS".

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                   READING & BATES CORPORATION

                                   By  /s/T. W. Nagle
                                       --------------
                                       T. W. Nagle
                                       Vice  President &  Chief
                                       Financial Officer

     Dated:  January 9, 1995